Exhibit 99.1

Contact: US Airways
Dan Cravens
480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS REPORTS FEBRUARY TRAFFIC RESULTS

TEMPE, Ariz. Mar. 3, 2011 — US Airways Group, Inc. (NYSE: LCC) today announced February and year-to-date 2011 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.0 billion, up 4.1 percent versus February 2010. Mainline capacity was 5.2 billion available seat miles (ASMs), up 5.3 percent versus February 2010. Mainline passenger load factor was 76.8 percent, down 0.8 points versus February 2010.

US Airways’ President Scott Kirby said, “Our February consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately 10 percent versus the same month last year while total revenue per available seat mile increased approximately 9 percent on a year-over-year basis. The demand environment during February was exceptionally strong and we believe the run rate PRASM increase US Airways experienced through the end of the month will be sufficient to fully offset the increase in fuel prices reflected in the forward fuel curve as of February 28.”

For the month of February, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 80.5 percent with a completion factor of 97.9 percent.

The following summarizes US Airways Group’s traffic results for the month and year-to-date ended February 28, 2011 and 2010, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
FEBRUARY

	2011	2010	Change
Mainline Revenue Passenger Miles (000)
Domestic	3,127,418	3,020,572	3.5%
Atlantic	466,787	375,573	24.3%
Latin	415,974	456,526	(8.9)%

Total Mainline Revenue Passenger Miles	4,010,179	3,852,671	4.1%

Mainline Available Seat Miles (000)
Domestic	3,902,125	3,735,066	4.5%
Atlantic	781,083	623,074	25.4%
Latin	539,834	603,879	(10.6)%

Total Mainline Available Seat Miles	5,223,042	4,962,019	5.3%

Mainline Load Factor (%)
Domestic	80.1	80.9	(0.8	) pts
Atlantic	59.8	60.3	(0.5	) pts
Latin	77.1	75.6	1.5	pts

Total Mainline Load Factor	76.8	77.6	(0.8	) pts

Mainline Enplanements
Domestic	3,369,728	3,185,872	5.8%
Atlantic	112,614	92,941	21.2%
Latin	301,635	331,042	(8.9)%

Total Mainline Enplanements	3,783,977	3,609,855	4.8%
YEAR TO DATE

	2011	2010	Change
Mainline Revenue Passenger Miles (000)
Domestic	6,519,754	6,353,608	2.6%
Atlantic	1,059,998	862,271	22.9%
Latin	892,604	929,846	(4.0)%

Total Mainline Revenue Passenger Miles	8,472,356	8,145,725	4.0%

Mainline Available Seat Miles (000)
Domestic	8,136,654	8,060,480	0.9%
Atlantic	1,644,250	1,368,711	20.1%
Latin	1,142,164	1,252,312	(8.8)%

Total Mainline Available Seat Miles	10,923,068	10,681,503	2.3%

Mainline Load Factor (%)
Domestic	80.1	78.8	1.3	pts
Atlantic	64.5	63.0	1.5	pts
Latin	78.2	74.3	3.9	pts

Total Mainline Load Factor	77.6	76.3	1.3	pts

Mainline Enplanements
Domestic	6,911,141	6,612,983	4.5%
Atlantic	258,483	213,153	21.3%
Latin	643,716	667,475	(3.6)%

Total Mainline Enplanements	7,813,340	7,493,611	4.3%
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
FEBRUARY

	2011	2010	Change
Express Revenue Passenger Miles (000)
Domestic	160,367	137,838	16.3%

Express Available Seat Miles (000)
Domestic	240,794	209,951	14.7%

Express Load Factor (%)
Domestic	66.6	65.7	0.9	pts

Express Enplanements
Domestic	551,103	499,591	10.3%
YEAR TO DATE

	2011	2010	Change
Express Revenue Passenger Miles (000)
Domestic	326,096	282,832	15.3%

Express Available Seat Miles (000)
Domestic	493,804	454,081	8.7%

Express Load Factor (%)
Domestic	66.0	62.3	3.7	pts

Express Enplanements
Domestic	1,121,418	1,034,903	8.4%
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
FEBRUARY

	2011	2010	Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,287,785	3,158,410	4.1%
Atlantic	466,787	375,573	24.3%
Latin	415,974	456,526	(8.9)%

Total Consolidated Revenue Passenger Miles	4,170,546	3,990,509	4.5%

Consolidated Available Seat Miles (000)
Domestic	4,142,919	3,945,017	5.0%
Atlantic	781,083	623,074	25.4%
Latin	539,834	603,879	(10.6)%

Total Consolidated Available Seat Miles	5,463,836	5,171,970	5.6%

Consolidated Load Factor (%)
Domestic	79.4	80.1	(0.7	) pts
Atlantic	59.8	60.3	(0.5	) pts
Latin	77.1	75.6	1.5	pts

Total Consolidated Load Factor	76.3	77.2	(0.9	) pts

Consolidated Enplanements
Domestic	3,920,831	3,685,463	6.4%
Atlantic	112,614	92,941	21.2%
Latin	301,635	331,042	(8.9)%

Total Consolidated Enplanements	4,335,080	4,109,446	5.5%
YEAR TO DATE

	2011	2010	Change
Consolidated Revenue Passenger Miles (000)
Domestic	6,845,850	6,636,440	3.2%
Atlantic	1,059,998	862,271	22.9%
Latin	892,604	929,846	(4.0)%

Total Consolidated Revenue Passenger Miles	8,798,452	8,428,557	4.4%

Consolidated Available Seat Miles (000)
Domestic	8,630,458	8,514,561	1.4%
Atlantic	1,644,250	1,368,711	20.1%
Latin	1,142,164	1,252,312	(8.8)%

Total Consolidated Available Seat Miles	11,416,872	11,135,584	2.5%

Consolidated Load Factor (%)
Domestic	79.3	77.9	1.4	pts
Atlantic	64.5	63.0	1.5	pts
Latin	78.2	74.3	3.9	pts

Total Consolidated Load Factor	77.1	75.7	1.4	pts

Consolidated Enplanements
Domestic	8,032,559	7,647,886	5.0%
Atlantic	258,483	213,153	21.3%
Latin	643,716	667,475	(3.6)%

Total Consolidated Enplanements	8,934,758	8,528,514	4.8%
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

About US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs 32,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers 21,000 daily flights to 1,160 airports in 181 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. US Airways was the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report for 2010. For the sixth year in a row, the airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index, a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. For more company information, visit usairways.com. (LCCT)

Forward Looking Statements

Certain of the statements contained or referred to herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; our high level of fixed obligations and our ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in our financing arrangements; provisions in our credit card processing and other commercial agreements that may affect our liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; our inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of our hub airports; our reliance on third-party regional operators or third-party service providers; our reliance on and costs of third-party distribution channels, including those provided by global distribution systems and online travel agents; changes in government legislation and regulation; our reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to our business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or our ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; our ability to operate and grow our route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; the impact of any accident involving our aircraft or the aircraft of our regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs and disruptions to insurance markets; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; our ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in our reports to and filings with the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-K for the fiscal year ended December 31, 2010 and in the Company’s other filings with the SEC, which are available at www.usairways.com.

-LCC-